                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                              TENDER OF SHARES OF
                                  COMMON STOCK
                                       OF
                   NEW YORK STATE ELECTRIC & GAS CORPORATION

   As set forth in Section 4 of the Offer to Purchase dated July 18, 1997 (the "Offer to Purchase"), this Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $6.66 2/3 per share (the "Shares"), of New York State Electric & Gas Corporation, a New York corporation (the "Company") or time will not permit all required documents to reach IBJ Schroder Bank & Trust Company (the "Depositary") on or prior to the Expiration Date (as defined in the Offer to Purchase), or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by telegram, facsimile transmission or mail to the Depositary.

                        The Depositary for the Offer is:
                       IBJ SCHRODER BANK & TRUST COMPANY

                                              Telephone Number:
                                                (212) 858-2103
              By Mail:                          By Facsimile:              By Hand or Overnight Delivery:
             P.O. Box 84                       (212) 858-2611                     One State Street
        Bowling Green Station          Attn: Reorganization Operations        New York, New York 10004
   New York, New York 10274-0084                 Department                Attn: Reorganization Operations
  Attn: Reorganization Operations      Confirm Facsimile by Telephone:               Department
             Department                        (212) 858-2103

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto (see Instructions 1 and 5 of the Letter of Transmittal), such signature guarantee must appear on the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

   The undersigned hereby tenders to CE Electric (NY), Inc., a New York corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 18, 1997 (the "Offer to Purchase") and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in
Section 4 of the Offer to Purchase.

Number of Shares:
                 --------------------------------------------------------------

Certificates No(s). (if available):
                                   --------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
If Share(s) will be tendered by book-entry transfer, check ONE box.
 [ ] The Depository Trust Company
 [ ] Philadelphia Depository Trust Company

Account Number:
               ----------------------------------------------------------------
Date:
     --------------------------------------------------------------------------

Name(s) of Record Holder(s):
                            ---------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Address(es):
            -------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Area Code and Telephone Number(s):
                                  ---------------------------------------------

-------------------------------------------------------------------------------

Signature(s):
             ------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                     THE GUARANTEE BELOW MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program hereby (a) represents that the tender of shares effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) guarantees the delivery to the Depositary at one of its addresses set forth above, the certificates representing all tendered Shares, in proper form for transfer, or confirmation of a book-entry transfer of such Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery and any other documents required by the Letter of Transmittal, all within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

-------------------------------------------------------------------------------
                                  Name of Firm

-------------------------------------------------------------------------------
                                   Address

-------------------------------------------------------------------------------

Area Code and Tele. Number:
                           ----------------------------------------------------


-------------------------------------------------------------------------------
                             (Authorized Signature)

Title:
      -------------------------------------------------------------------------

Name:
     --------------------------------------------------------------------------


-------------------------------------------------------------------------------
                             (Please type or print)

Date:
     --------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED
      DELIVERY. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.